Exhibit 10.2
Macquarie Bank Limited
ABN 46 008 583 542
Commodities and Financial Markets

50 Martin Place
Sydney NSW 2000
GPO Box 4294
Sydney NSW 1164

Telephone    (61 2) 8232 3333
Faes1m!le    (61 2) 8232 8341
Internet http://www.macquarie.com.au
SWIFT    MACQAU2S

Green Plains Commodity Management LLC
Attn: EVP of Risk
1811 Aksarben Dr. Omaha, NE 68106
Facsimile: (402) 952-4916

February 20, 2022

Third Amendment to Credit Facility

Dear Sir/Madam,

Macquarie Bank Limited ("MBL"), Macquarie Futures USA LLC ("MFUSA"), and Green Plains Commodity Management LLC ("Borrower") are parties to an agreement dated as of April 30, 2018 and amended as of June 18, 2019 and November 24, 2021 (as amended, restated or otherwise modified from time to time, the "Agreement") pursuant to which MBL may, in its sole discretion, from time to time, provide a revolving credit facility to Borrower.

WHEREAS, MBL, MFUSA and Borrower (the "Parties") desire to amend the Agreement to extend the Final Maturity

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows

1    The last sentence of Section I.D. is deleted and replaced with the following

"In any event, all outstanding Advances and accrued and unpaid interest thereon, together with all other amounts then owing hereunder, shall be due and payable by Borrower on April 30, 2028 ("Final Maturity"), unless previously paid."

Borrower represents and warrants that it is in compliance with all representations, warranties, covenants and requirements contained in the Agreement and the Customer Agreement as of the date of this Amendment. Borrower acknowledges and ratifies the existence of the security interest granted by Borrower in favor of MBL pursuant to the Agreement. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Agreement shall remain in full

Macquarie Bank Limited

force and effect in accordance with their terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment of or modification of any other term or provision of the Agreement or of any transaction. Capitalized terms used in this agreement and not otherwise defined herein will have the meaning given to them in the Agreement.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York without reference to its choice of law doctrine. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by Jury in respect of any suit, action or proceeding relating to this agreement. Each party irrevocably submits to the exclusive jurisdiction of the U.S. Federal and New York State courts located in the Borough of Manhattan in New York City, New York in connection with any action, suit or proceeding arising out of or related to this Amendment, and hereby waives the right to object to the venue of any such action, suit or proceeding in any such courts. This agreement may be executed in a number of counterparts and all those counterparts taken together will constitute one and the same agreement.

[signature page follows]

Second Amendment to Credit Fac1hty -Green Plains Commodity Management LLC

Macquarie Bank Limited

Yours sincerely,

MACQUARIE BANK LIMITED

By:	/s/ Nathan Booker
Name:	Nathan Booker
Title:	Division Director

By:	/s/ Robert Trevena
Name:	Robert Trevena
Title:	Division Director
Signed in Sydney under POA dated 18 January 2023, ref#3322

ACCEPTED AND AGREED:

GREEN PLAINS COMMODITY MANAGEMENT LLC

By:	/s/ Will Joekel
Name:	Will Joekel
Title:	Vice President & Treasurer

MACQUARIE FUTURES USA LLC

By:	/s/ Alasdair McBarnet
Name:	Alasdair McBarnet
Title:	President, Macquarie Futures USA

By:	/s/ Peter Kang
Name:	Peter Kang
Title:	Division Director

Second Amendment to Credit Facility - Green Plains Commodity Management LLC